SUPPLEMENT DATED JUNE 22, 2018

TO THE PROSPECTUSES DATED MAY 1, 2018, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

New York Life Variable Annuity Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses (the “Prospectuses”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement describes the following changes to the (i) Deutsche Alternative Asset Allocation VIP portfolio (the “Deutsche Portfolio”) and (ii) PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “PIMCO Portfolio”), as applicable to your Prospectus.

On or about July 2, 2018, the following changes will be made to the Deutsche Portfolio:

1.	Portfolio Name Change. The Deutsche Portfolio will be renamed DWS Alternative Asset Allocation VIP.

2.	Investment Adviser Name Change. Deutsche Investment Management Americas Inc., Deutsche Portfolio’s investment adviser, will be renamed DWS Investment Management Americas Inc.

3.	Fund Name Change. Deutsche Variable Series II, Deutsche Portfolio’s Fund, will be renamed Deutsche DWS Variable Series II.

On or about July 30, 2018, the following change will be made to the PIMCO Portfolio:

1.	Portfolio Name Change. The PIMCO Portfolio will be renamed PIMCO International Bond Portfolio (U.S. Dollar-Hedged).

All changes to the Deutsche Portfolio and PIMCO Portfolio, in the applicable Prospectuses, will be deleted and replaced with the noted changes, as applicable.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010

501656